 Exhibit 10.3

AMENDMENT NO. 1

TO

EMPLOYMENT AGREEMENT

This Amendment No. 1 to the Employment Agreement (“Amendment”), dated April 27, 2016, is by and between Drone Aviation Holding Corp., a Nevada corporation with an address 11651 Central Parkway #118, Jacksonville, FL 32224 (the “Company”), and Kendall Carpenter (the “Executive”).

WHEREAS, the parties entered into an Employment Agreement on May 18, 2015 (the “Employment Agreement”); and

WHEREAS, the parties wish to further amend the Employment Agreement as set forth below, with the understanding that all other provisions of the Employment Agreement shall remain unchanged;

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, the parties hereto agree as follows:

1. Section 3 of the Employment Agreement- Term of Employment- is hereby extended by one (1) year until May 18, 2018.

2. Section 4(d) of the Employment Agreement shall be amended in its entirety to read as follows:

The Employee shall be entitled to participate in such pension, profit sharing, group insurance, hospitalization, and group health and benefit plans and all other benefits and plans, including perquisites, if any, as the Corporation provides to its senior Employees, including group family health insurance coverage which shall be paid by the Corporation (the “Benefit Plans”). In the event the Corporation does not have a health benefit plan in place, or the health benefit plan is limited geographically, the Corporation shall reimburse the Employee for expenses incurred in maintaining health and dental insurance for Employee, her spouse and children, in an amount not to exceed $1,500 per month.

3. Section 4 of the Employment Agreement – Compensation of Employee – is hereby modified to $150,000 annual Base Salary.

4. The terms and conditions of all other sections of the Employment Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have executed this agreement as of the date first stated above.

Signature Page to the Amendment No. 2 to Employment Agreement]

DRONE AVIATION HOLDING CORP.

By: /s/ Kendall Carpenter
Name: Kendall W. Carpenter
Title: Chief Financial Officer

By: /s/ Jay H. Nussbaum
Name: Jay H. Nussbaum
Title: Chief Executive Officer

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